Exhibit 10.26

Executed

SECOND AMENDED AND RESTATED
COLLATERAL ASSIGNMENT OF TRADEMARKS
(SECURITY AGREEMENT)

THIS SECOND AMENDED AND RESTATED COLLATERAL ASSIGNMENT OF TRADEMARKS (SECURITY AGREEMENT) (this “Agreement”), dated August 22, 2007, is made among LERNCO, INC., a Delaware corporation (“Lernco”), and Jasmine Company, Inc., a Massachusetts corporation (“Jasmine” and together with Lernco, each individually a “Pledgeor” and collectively, “Pledgors”), each with offices at 450 West 33rd Street, New York, New York 10001, in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, with an office at 1133 Avenue of the Americas, New York, New York 10036, in its capacity as agent (in such capacity, “Pledgee”), for the Lenders and Bank Product Providers (as defined in the Loan Agreement).

W I T N E S S E T H:

WHEREAS, Lernco has previously entered into the Amended and Restated Collateral Assignment of Trademarks (Security Agreement), dated as of March 16, 2004 (the “Existing Security Agreement”), in order to further evidence Lernco’s grant in favor of Pledgee, of a security interest in the Trademarks (as defined herein) and the goodwill and certain other assets with respect to the Trademarks, as further set forth therein.

WHEREAS, Pledgee, Pledgors, Lerner New York, Inc. (“Lerner” and together with Pledgors, collectively, “Borrowers”), Guarantors, and the Persons from time to time party thereto as lenders (“Lenders”), have amended and restated or are about to amend and restate the existing financing arrangements of Pledgee, Lenders, Borrowers and Guarantors pursuant to which Lenders (or Pledgee on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Second Amended and Restated Loan and Security Agreement, dated as of the date hereof, by and among Pledgee, Lenders, Borrowers and Guarantors (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guarantee (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”).

WHEREAS,  Lernco owns all right, title, and interest in and to, among other things, all the trademarks, United States trademarks and trademark registrations, and the trademark applications and tradenames, set forth on Exhibit A-1 hereto (the “Lernco Trademarks”) and Jasmine owns all right, title, and interest in and to, among other things, all the trademarks, United States trademarks and trademark registrations, and the trademark applications and tradenames, set forth on Exhibit A-2 hereto (the “Jasmine Trademarks”, and collectively, together with the Lernco Trademarks”, the “Trademarks”); and

WHEREAS, in furtherance of the terms of the Financing Agreements and in consideration of Pledgee and the Lenders entering into the Loan Agreement, Pledgors and Pledgee wish to amend and restate the Existing Security Agreement.

NOW THEREFORE, for valuable consideration received and to be received, and as security for the full payment and performance of the Obligations (as defined in the Loan Agreement) arising from the Loan Agreement, and to induce Pledgee and the Lenders to make and continue to make loans and advances to the Borrowers under the Loan Agreement, Pledgors and Pledgee hereby amend and restate the Existing Security Agreement in its entirety as set forth in this Agreement and Pledgors hereby grant to Pledgee, for itself and the ratable benefit of the Lenders and Bank Product Providers, a security interest in:

(a)           the Trademarks;

(b)           all registrations of the Trademarks in any State of the United States and any foreign countries and localities;

(c)           all tradenames, trademarks and trademark registrations hereafter adopted or acquired and used, including, but not limited to, those which are based upon or derived from the Trademarks or any variations thereof (the “Future Trademarks”);

(d)           all extensions, renewals, and continuations of the Trademarks and Future Trademarks and the registrations referred to in clause (b) above;

(e)           all rights to sue for past, present and future infringements of the Trademarks and Future Trademarks;

(f)            all packaging, labeling, trade names, service marks, logos, and trade dress including or containing the Trademarks and Future Trademarks, or a representation thereof, or any variation thereof;

(g)           all licenses and other agreements under which each Pledgor is licensor, but only to the extent that the grant of a security interest therein would not be prohibited by or be a breach of terms thereof, and all fees, rents, royalties, proceeds or monies thereunder, relating to the Trademarks and Future Trademarks and the use thereof; and

(h)           all goodwill of each Pledgor’s business connected with, symbolized by or in any way related to the items set forth in clauses (a) through (g) above.

All of the foregoing items set forth in clauses (a) through (h) are hereinafter referred to collectively as the “Collateral.”

AND Pledgors hereby covenants with Pledgee as follows:

1.             Pledgors’ Obligations.  Each Pledgor agrees that, notwithstanding this Agreement, it will perform and discharge and remain liable for all its covenants, duties, and obligations arising in connection with the Collateral and any licenses and agreements related thereto.  Pledgee shall have no obligation or liability in connection with the Collateral or any licenses or

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agreements relating thereto by reason of this Agreement or any payment received by Pledgee or any Lender relating to the Collateral, nor shall Pledgee or any Lender be required to perform any covenant, duty, or obligation of each Pledgor arising in connection with the Collateral or any license or agreement related thereto or to take any other action regarding the Collateral or any such licenses or agreement.

2.             Representations and Warranties.  Each Pledgor represents and warrants to Pledgee that:

(a)           Pledgors are the owner of the Collateral, and no adverse claims have been made with respect to its title to or the validity of the Collateral;

(b)           the Trademarks are the only trademarks, trademark registrations, trademark applications and trade names in which Pledgors have all right, title and interest;

(c)           none of the Collateral is subject to any prior mortgage, pledge, lien, security interest, lease, charge, encumbrance or license (by Pledgors as licensor), except for Pledgee’s interests granted hereunder and under the Existing Security Agreement; and

(d)           when this Agreement is filed in the United States Patent and Trademark Office (the “Trademark Office”) and the Pledgee has taken the other actions contemplated in this Agreement and by the Financing Agreements, if, and to the extent that a security interest may be perfected in such Collateral under applicable law this Agreement will create a legal and valid perfected and continuing lien on and security interest in the Collateral in favor of Pledgee (except for any non-U.S. Trademarks), enforceable against Pledgors and all third parties, subject to no other prior mortgage, lien, charge, encumbrance, or security or other interest.

3.             Covenants.  Each Pledgor will maintain the Collateral, defend the Collateral against the claims of all persons, and will maintain and renew all registrations of the Collateral; notwithstanding the foregoing, Pledgors will not be required to maintain, renew or defend any Collateral which, in Pledgors’ reasonable judgment, no longer has any material economic value.  Pledgors will maintain at least the same standards of quality (which Pledgee has reviewed) for the goods and services in connection with which the Trademarks are used as Pledgors maintained for such goods and services prior to entering into this Agreement.  Pledgee shall have the right to enter upon Pledgors’ premises as provided in the Financing Agreements to monitor such quality standards.  Without limiting the generality of the foregoing, and so long as any Trademark or Future Trademark, in Pledgors’ reasonable judgment, has material economic value, Pledgors shall not permit the expiration, termination or abandonment of such Trademark or Future Trademark without the prior written consent of Pledgee.  If, before the Obligations have been satisfied in full and the Financing Agreements have been terminated, Pledgors shall be licensed to use any new trademark, or become entitled to the benefit of any trademark application or trademark registration, the provisions of Section 1 hereof shall automatically apply thereto and Pledgors shall give Pledgee prompt notice thereof in writing.

4.             Use Prior to Default.  Effective until Pledgee’s exercise of its rights and remedies upon an Event of Default under and as defined in the Financing Agreements (an “Event of

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Default”), Pledgors shall be entitled to use the Collateral in the ordinary course of its business, subject to the terms and covenants of the Financing Agreements and this Agreement.

5.             Remedies Upon Default.  Whenever any Event of Default shall occur and be continuing, Pledgee shall have all the rights and remedies granted to it in such event by the Financing Agreements, which rights and remedies are specifically incorporated herein by reference and made a part hereof, and any and all rights and remedies of law available to Pledgee.  Pledgee in such event may collect directly any payments due to Pledgors in respect of the Collateral and may sell, license, lease, assign, or otherwise dispose of the Collateral in the manner set forth in the Financing Agreements.  Each Pledgor agrees that, in the event of any disposition of the Collateral upon and during the continuance of any such Event of Default, it will duly execute, acknowledge, and deliver all documents necessary or advisable to record title to the Collateral in any transferee or transferees thereof, including, without limitation, valid, recordable assignments of the Trademarks or Future Trademarks.  In the event Pledgors fail or refuse to execute and deliver such documents, each Pledgor hereby irrevocably appoints Pledgee as its attorney-in-fact, with power of substitution, to execute, deliver, and record any such documents on each Pledgor’s behalf as provided in the Financing Agreements.  Notwithstanding any provision hereof to the contrary, during the continuance of an Event of Default, Pledgors may sell any merchandise or services bearing the Trademarks and Future Trademarks in the ordinary course of its business and in a manner consistent with its past practices, until it receives written notice from Pledgee to the contrary.  The preceding sentence shall not limit any right or remedy granted to Pledgee with respect to each Pledgor’s inventory under the Financing Agreements or any other agreement now or hereinafter in effect.

6.             Cumulative Remedies.  The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided by law.  The rights and remedies provided herein are intended to be in addition to and not in substitution of the rights and remedies provided by the Financing Agreements or any other agreement or instrument delivered in connection therewith.

7.             Amendments and Waivers.  This Agreement may not be modified, supplemented, or amended, or any of its provisions waived except in a writing signed by Pledgors and Pledgee.  Pledgors hereby authorize Pledgee to modify this Agreement by amending Exhibit A hereto to include any Future Trademarks.

8.             Waiver of Rights.  No course of dealing between the parties to this Agreement or any failure or delay on the part of any such party in exercising any rights or remedies hereunder shall operate as a waiver of any rights and remedies of such party or any other party, and no single or partial exercise of any rights or remedies by one party hereunder shall operate as a waiver or preclude the exercise of any other rights and remedies of such party or any other party.  No waiver by Pledgee of any breach or default by Pledgors shall be deemed a waiver of any other previous breach or default or of any breach or default occurring thereafter.

9.             Assignment.  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided, however, that no interest herein or in or to the Collateral may be assigned by Pledgors without the prior written

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consent of Pledgee; and, provided further, that Pledgee may assign the rights and benefits hereof to any party acquiring any interest in the Obligations or any part thereof.

10.           Future Acts.  Until the Obligations shall have been paid in full, Pledgors shall have the duty to make applications on material unregistered, but registrable as trademarks, Collateral owned by each Pledgor in any location where each Pledgor does business, to prosecute such applications diligently, and to preserve and maintain all rights in the material Trademarks and the other material Collateral, except to the extent Pledgors reasonably determine that such Trademarks do not have any material economic value.  Any expenses incurred in connection with such applications and other actions shall be borne by Pledgors.  Pledgors shall not abandon any right to file a trademark application or registration for any trademark, or abandon any such pending trademark application or registration, without the consent of Pledgee, except to the extent that Pledgors reasonably determines that the trademark covered by such application or registration has no material economic value.

11.           Enforcement.  Upon Pledgors’ failure to do so after Pledgee’s demand, or upon the occurrence and during the continuance of an Event of Default, Pledgee shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Trademarks and Future Trademarks and any license thereunder, having material economic value to the Pledgee, in which event Pledgors shall at the request of Pledgee do any and all lawful acts and execute any and all proper documents required by Pledgee in aid of such enforcement and Pledgors shall promptly, upon demand, reimburse and indemnify Pledgee or its agents for all costs and expenses incurred by Pledgee in the exercise of its rights under this Section 11.

12.           Release.  At such time as Pledgors shall completely satisfy all of the non-contingent Obligations, and the Financing Agreements have been terminated, other than upon enforcement of Pledgee’s remedies under the Financing Agreements after an Event of Default, Pledgee will, at Pledgors’ sole cost and expense, execute and deliver to each Pledgor a release or other instrument as may be necessary or proper to release each Pledgor’s lien in the Collateral, subject to any dispositions thereof which may have been made by Pledgee pursuant hereto and as may be necessary to record such release with the U.S. Patents and Trademarks Office, or equivalent authority.

13.           Severability.  If any clause or provision of this Agreement shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such or any other clause or provision in any other jurisdiction.

14.           Notices.  All notices, requests and demands to or upon Pledgors or Pledgee under this Agreement shall be given in the manner prescribed by the Financing Agreements.

15.           Governing Law.  This Agreement shall be governed by and construed, applied, and enforced in accordance with the federal laws of the United States of America applicable to trademarks and the laws of the State of New York, except that no doctrine of choice of law shall be used to apply the laws of any other State or jurisdiction.  The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state and federal courts located in the State of New York, New York County, or in the United

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States District Court for the Southern District of New York, whichever Pledgee may elect (except that Pledgee shall have the right to bring any action or proceeding against any Pledgor or its property in the courts of any other jurisdiction which Pledgee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against any Pledgor or its property).  PLEDGORS AND PLEDGEE EACH WAIVES THE RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND ANY RIGHT EITHER MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, LACK OF PERSONAL JURISDICTION, OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

16.           Counterparts, etc.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

17.           Supplement.  This Agreement is a supplement to, and is hereby incorporated into, the Financing Agreements and made a part thereof.

18.           Interpretation.  To the extent that any covenants set forth in Section 3 hereto, or representations or warranties set forth in Section 2 hereto are in direct conflict with the terms of any covenants, representations or warranties contained in the Financing Agreements, the terms of this Agreement shall control.  To the extent any other provisions of this Agreement are in direct conflict with the terms of any other provisions of the Financing Agreements, the terms of the Financing Agreements shall control.

19.           Acknowledgment and Restatement.

(a)           Each Pledgor hereby acknowledges, confirms and agrees that each Pledgor is indebted to Pledgee and Lenders in respect of any obligations, liabilities or indebtedness for loans, advances and letter of credit accommodations to Pledgee under the Existing Loan Agreement, the Existing  Security Agreement or the other Existing  Financing Agreements, together with all interest accrued and accruing thereon, and all fees, costs, expenses and other charges relating thereto, all of which are unconditionally owing by each Pledgor to Pledgee without offset, defense, or counterclaim of any kind, nature or description whatsoever. Each Pledgor hereby ratifies, assents, adopts and agrees to pay all of the Obligations arising before, on or after the date hereof.

(b)           Each Pledgor hereby acknowledges, confirms and agrees that Pledgee has and shall continue to have, for itself and the benefit of Lenders, valid, enforceable and perfected first priority security interests in and liens upon all of the Collateral heretofore granted to Pledgee pursuant to the Existing  Security Agreement to secure all of the Obligations subject only to liens permitted under the Loan Agreement and the other Financing Agreements.

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(c)           Each Pledgor hereby acknowledges, confirms and agrees that: (i) the Existing  Security Agreement has been duly executed and delivered by Pledgors and is in full force and effect as of the date hereof; (ii) the agreements and obligations of Pledgors contained in the Existing  Security Agreement constitute legal, valid and binding obligations of Pledgors enforceable against it in accordance with the terms thereof, and Pledgors have no valid defense, offset or counterclaim to the enforcement of such obligations; and (iii) Pledgee and Lenders are entitled to all of the rights, remedies and benefits provided for in the Existing  Security Agreement.

(d)           Except as otherwise stated in Section 19(b) hereof and in this Section 19(d), as of the date hereof, the terms, conditions, agreements, covenants, representations and warranties set forth in the Existing  Security Agreement are hereby amended and restated in their entirety, and as so amended and restated, are replaced and superseded by the terms, conditions agreements, covenants, representations and warranties set forth in this Agreement, except that nothing herein shall impair or adversely affect the continuation of the liability of Pledgors for the obligations or the security interests and liens heretofore granted, pledged or assigned to Pledgee for itself and the benefit of Lenders.  The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the indebtedness and other obligations and liabilities of Pledgors evidenced by or arising under the Existing  Security Agreement and any of the other Existing  Financing Agreements to which Pledgors are a party, and the liens and security interests securing such indebtedness and other obligations and liabilities shall not in any manner be impaired, limited, terminated, waived or released.

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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

PLEDGORS

LERNCO, INC.,
a Delaware corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	President

JASMINE COMPANY, INC.,
a Massachusetts corporation

By:	/s/ Ronald W. Ristau
Name:	Ronald W. Ristau
Title:	President

PLEDGEE

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Laurence Forte
Name:	Laurence Forte
Title:	Managing Director

Trademarks

Country:	Andorra

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
6006	LERNER NEW YORK	3, 14, 18, 25, 35, 39	Lernco, Inc.	7,236	7/4/1997	6,876	7/4/1997		No
8292	NY & CO AND DESIGN	3, 25, 35, 39	Lernco, Inc.	14,355	3/24/2000	14,355	4/6/2000		No

Country:	Argentina

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4321	LERNER NEW YORK	25	Lernco, Inc.	1,923,128	6/6/1994	1,683,033	8/25/1998		No
4322	LERNER NEW YORK	42	Lernco, Inc.	1,923,129	6/6/1994	1,683,036	8/25/1998		No
7968	NY & CO AND DESIGN	35	Lernco, Inc.	2,275,343	3/21/2000	1,884,659	9/11/2002		No
7967	NY & CO AND DESIGN	25	Lernco, Inc.	2,275,342	3/21/2000	1,841,389	8/24/2001		No
7966	NY & CO AND DESIGN	3	Lernco, Inc.	2,275,341	3/21/2000				No

Country:	Aruba

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4637	LERNER NEW YORK	25,42	Lernco, Inc.	94,062,322	6/23/1994	16,816	7/11/1994		No
7948	NY & CO AND DESIGN	3, 25, 42	Lernco, Inc.	IM-2000/0316.18	3/16/2000	20,455	4/11/2000		No

Country:	Australia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2295	LERNER	25	Lernco, Inc.	443,663	4/11/1986	B443,663	7/4/1990		No
2296	LERNER	42	Lernco, Inc.	443,665	4/11/1986	B443,665	7/4/1990		No
14783	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7931	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	826,6727	3/7/2000	A826,672	4/5/2001		No

Country:	Austria

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4444	LERNER NEW YORK	25, 39, 42	Lernco, Inc.	AM 3638/94	7/21/1994	155,919	12/22/1994		No
14784	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8288	NY & CO AND DESIGN	3, 25, 39, 42	Lernco, Inc.	AM 1734/2000	3/13/2000	189,173	6/15/2000		No

Country	Bahamas

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
5036	LERNER	38	Lernco, Inc.	16,594	7/15/1994	16,594	12/7/1995		No
4549	LERNER NEW YORK	38	Lernco, Inc.	16,594	7/15/1994	16,594	12/7/1995		No
8616	NY & CO AND DESIGN	39	Lernco, Inc.	22,701	5/11/2000	22,701	2/4/2003		No
8617	NY & CO AND DESIGN	38	Lernco, Inc.	22,702	5/11/2000	22,702	2/17/2003		No
8618	NY & CO AND DESIGN	48	Lernco, Inc.	22,703					No

Country	Bahrain

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
8370	NY & CO AND DESIGN	3	Lernco, Inc.	1112/2000	5/15/2000	27,598	4/7/2003		No
8371	NY & CO AND DESIGN	35	Lernco, Inc.	1110/2000	5/15/2000	SM3627	11/19/2001		No
8328	NY & CO. AND RECTANGULAR DESIGN	25	Lernco, Inc.	1111/2000	5/15/2000	27,599	4/7/2003		No

Country	Bangladesh

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3985	LERNER NEW YORK	25	Lernco, Inc.	40,456	4/27/1994	40,456	9/23/2003		No
8121	NY & CO AND DESIGN	25	Lernco, Inc.	64,231	4/2/2000				No
8122	NY & CO AND DESIGN	16	Lernco, Inc.	64,232	4/2/2000				No
8123	NY & CO AND DESIGN	3	Lernco, Inc.	64,227	4/2/2000				No

Country	Barbados

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
8435	NY & CO AND DESIGN	3	Lernco, Inc.		3/24/2000	81/15098	11/27/2000		No
8436	NY & CO AND DESIGN	25	Lernco, Inc.		3/24/2000	81/15099	11/27/2000		No
8437	NY & CO AND DESIGN	42	Lernco, Inc.		3/24/2000	81/15100	11/27/2000		No

Country	Benelux

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2301	LERNER	40, 41, 42	Lernco, Inc.		1/7/1987	424,555	1/7/1987		No
2300	LERNER	25	Lernco, Inc.	684,304	6/3/1986	418,590	6/3/1986		No
14785	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8103	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	961,522	4/4/2000	682,310	8/1/2001		No

Country:	Bermuda

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
7943	NY & CO AND DESIGN	3	Lernco, Inc.	31,617	3/23/2000	31,617	1/30/2002		No
7945	NY & CO AND DESIGN	35	Lernco, Inc.	31,619	3/23/2000	31,619	1/30/2002		No
7944	NY & CO AND DESIGN	25	Lernco, Inc.	31,618	3/23/2000	31,618	1/30/2002		No

Country	Bolivia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2297	LERNER	25	Lernco, Inc.		4/9/1986	A-51,353	6/23/1987		No
2298	LERNER	42	Lernco, Inc.		4/9/1986	A-51,354	6/23/1987		No
8396	NY & CO AND DESIGN	25	Lernco, Inc.		4/18/2000	83,886-C	3/27/2001		No
8394	NY & CO AND DESIGN	42	Lernco, Inc.		4/18/2000	83,896-C	3/27/2001		No
8395	NY & CO AND DESIGN	3	Lernco, Inc.		4/18/2000	83,887-C	3/27/2001		No

Country:	Brazil

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
5585	LERNER	25.10	Lernco, Inc.	812,694,376	7/10/1986	812,694,376	2/25/1997		No
5327	LERNER	25.10	Lernco, Inc.	819,174,602	4/15/1996	819,174,602	10/6/1998		No
2299	LERNER	42	Lernco, Inc.	812,694,384	7/10/1986	812,694,384	10/30/1990		No
7857	NY&CO	35	Lernco, Inc.	822,421,763	1/28/2000	822,421,763	12/6/2005		No
7856	NY&CO	25	Lernco, Inc.	822,421,755	1/28/2000				No
7855	NY&CO	3	Lernco, Inc.	822,421,747	1/28/2000				No

Country	Bulgaria

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4038	LERNER NEW YORK	3, 14, 18, 25	Lernco, Inc.	26,937	4/13/1994	26,627	8/24/1995		No
4060	LERNER NEW YORK	42	Lernco, Inc.	26,938	4/13/1994	4,341	8/24/1995		No
14786	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8085	NY & CO AND DESIGN	3, 25, 42	Lernco, Inc.	49,225	3/14/2000	40,296	7/25/2001		No

Country	Cambodia (Kampuchea)

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12131	LERNER	3	Lernco, Inc.	19932/04	1/13/2004	19380/04	3/2/2004		No
12132	LERNER	25	Lernco, Inc.	19933/04	1/13/2004	19381/04	3/2/2004		No
12133	LERNER	35	Lernco, Inc.	19934/04	1/13/2004	19382/04	3/2/2004		No
12135	NEW YORK & COMPANY	3	Lernco, Inc.	19938/04	1/19/2004	20237/04	9/9/2004		No
12136	NEW YORK & COMPANY	25	Lernco, Inc.	19939/04	1/19/2004	20238/04	9/9/2004		No
12137	NEW YORK & COMPANY	35	Lernco, Inc.	19940/04	1/19/2004	20239/04	9/9/2004		No

Country:	Canada

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2302	LERNER	25	Lernco, Inc.	423,797	4/21/1978	262,235	9/4/1981		No
2303	LERNER	42	Lernco, Inc.	423,798	4/21/1978	262,236	9/4/1981		No
12334	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	1,217,425	5/19/2004				No
7908	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	1,050,520	3/13/2000				No

Country:	Chile

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
1362	LERNER	42	Lernco, Inc.	347,474	6/19/1986	778,705	10/7/1996		No
2305	LERNER	25	Lernco, Inc.		6/19/1986	777,132	10/7/1996		No
2306	LERNER	25	Lernco, Inc.		1/7/1987	487,211	4/9/1987		No
8548	NY & CO AND DESIGN	42	Lernco, Inc.	488,773	6/2/2000				No
8547	NY & CO AND DESIGN	3,25	Lernco, Inc.	489,690	6/9/2000	673,571	9/16/2003		No
8549	NY & CO AND DESIGN	3,25	Lernco, Inc.	488,772	6/2/2000	670,610	8/8/2003		No

Country:	China (People’s Republic of)

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2307	LERNER	25	Lernco, Inc.		10/7/1986	288,874	5/30/1987		No
3673	LERNER	42	Lernco, Inc.	93/068,880	8/14/1993	776,376	1/21/1995		No
14787	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8094	NY & CO AND DESIGN	35	Lernco, Inc.	2000047617	4/13/2000	1,595,953	6/28/2001		No
8096	NY & CO AND DESIGN	3	Lernco, Inc.	2000047615	4/13/2000	1,596,375	7/7/2001		No
8095	NY & CO AND DESIGN	25	Lernco, Inc.	2000047616	4/13/2000	1,589,200	6/21/2001		No

Country:	Colombia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2308	LERNER	25	Lernco, Inc.	255,743	4/29/1986	127,086	12/14/1989		No
4365	LERNER NEW YORK	42	Lernco, Inc.	024,439	6/7/1994	173,073	1/25/1995		No
8132	NY & CO AND DESIGN	42	Lernco, Inc.	26583	4/11/2000	233,703	3/29/2001		No
8072	NY & CO AND DESIGN	3	Lernco, Inc.	26,584	4/11/2000	233,704	3/29/2001		No
8100	NY & CO AND DESIGN	25	Lernco, Inc.	26582	4/11/2000	233,702	3/29/2001		No

Country:	Costa Rica

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
692	LERNER	25	Lernco, Inc.	89,911	8/22/1994	90,099	2/6/1995		No
681	LERNER NEW YORK AND DESIGN	42	Lernco, Inc.	89,970	8/22/1994	90,104	2/6/1995		No
13458	NY & CO AND DESIGN	35	Lernco, Inc.	2002-346	1/17/2002				No

Country:	Czech Republic

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4695	LERNER NEW YORK	25,39	Lernco, Inc.	94/91009	7/1/1994	192,038	7/24/1996		No
14788	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8254	NY & CO AND DESIGN	3, 25, 39	Lernco, Inc.	153,799	3/31/2000	234,336	6/25/2001		No

Country:	Denmark

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2310	LERNER	42	Lernco, Inc.	2709-1986	4/24/1986	1685-1988	4/25/1988		No
2311	LERNER	25	Lernco, Inc.	2887-1987	5/6/1987	2052-1989	5/5/1989		No
14789	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25,26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7982	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	VA2000 01315	3/23/2000	VR2000 02381	5/31/2000		No

Country:	Dominican Republic

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4598	LERNER NEW YORK	44	Lernco, Inc.	26,326	7/7/1994	74,353	10/15/1994		No
14883	NEW YORK & COMPANY	3, 14, 18, 25, 35	Lernco, Inc.	2007-22845	4/9/2007				No
8130	NY & CO AND DESIGN	3	Lernco, Inc.	19,085	4/12/2000	114,278	8/15/2000		No
8131	NY & CO AND DESIGN	16	Lernco, Inc.	19,086	4/12/2000	114,334	8/30/2000		No
8129	NY & CO AND DESIGN	25	Lernco, Inc.	19,087	4/12/2000	114,250	8/15/2000		No

Country:	Ecuador

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4413	LERNER NEW YORK	42	Lernco, Inc.	48,349	6/17/1994	705-IEPI	11/16/1995		No
4412	LERNER NEW YORK	25	Lernco, Inc.	48,351	6/17/1994	699-EPI	11/10/1995		No
8273	NY & CO AND DESIGN	3	Lernco, Inc.	103,585	4/28/2000	5481-00	8/28/2000		No
8275	NY & CO AND DESIGN	42	Lernco, Inc.	103,584	4/28/2000	1703-00	8/10/2000		No
8274	NY & CO AND DESIGN	25	Lernco, Inc.	103,586	4/28/2000	5482-00	8/28/2000		No

Country:	Egypt

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4533	LERNER NEW YORK	25	Lernco, Inc.	91,363	6/23/1994	91,363	2/27/2000		No
10253	LERNER NEW YORK	35	Lernco, Inc.	144,516	8/13/2001	144,516	10/10/2006		No
14926	NEW YORK & COMPANY	18	Lernco, Inc.	203,434	7/1/2007				No
14819	NEW YORK & COMPANY	35	Lernco, Inc.	195,562	1/10/2007				No
14818	NEW YORK & COMPANY	25	Lernco, Inc.	195,561	1/10/2007				No
14925	NEW YORK & COMPANY	3	Lernco, Inc.	203,433	7/1/2007				No
8445	NY & CO AND DESIGN	35	Lernco, Inc.	132,741	5/10/2000				No
8446	NY & CO AND DESIGN	3	Lernco, Inc.	132,739	5/10/2000	132,739	1/15/2005		No
8447	NY & CO AND DESIGN	25	Lernco, Inc.	132,740	5/10/2000	132,740	12/12/2004		No

Country:	EI Salvador

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4131	LERNER NEW YORK	25	Lernco, Inc.	1567/94	5/2/1994	237 Book 104 P 475-6	5/25/2000		No
4130	LERNER NEW YORK	18	Lernco, Inc.	1568/94	5/2/1994	3 Book 49 Pages	2/17/1997		No
4132	LERNER NEW YORK	42	Lernco, Inc.	1564/94	5/2/1994	105 Book 104 P211-212	5/16/2000		No
4129	LERNER NEW YORK	14	Lernco, Inc.	1566/94	5/2/1994	69 Book 107 P139-40	6/23/2000		No
4128	LERNER NEW YORK	3	Lernco, Inc.	19887/2001	5/2/1994	79 Book 170 P1 59-160	3/21/2003		No
8114	NY & CO AND DESIGN	3	Lernco, Inc.	2306/2000	3/28/2000	109 Book 187 P223-4	10/13/2004		No
8118	NY & CO AND DESIGN	25	Lernco, Inc.	2305/2000	3/28/2000				No
8119	NY & CO AND DESIGN	35	Lernco, Inc.	2304/2000	3/28/2000	108 Book 187 P221-2	10/13/2004		No
8120	NY & CO AND DESIGN	42	Lernco, Inc.	2303/2000	3/28/2000				No

Country:	European Union

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
7174	LERNER NEW YORK	3, 25, 42	Lernco, Inc.	325,431	8/13/1996	325,431	12/4/1998		No
14790	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No

Country:	Finland

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4451	LERNER NEW YORK	25, 35, 42	Lernco, Inc.	3154/94	6/21/1994	140,801	11/20/1995		No
14791	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7932	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	T200000859	3/14/2000	219,910	12/29/2000		No

Country:	France

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2313	LERNER	25	Lernco, Inc.		5/22/1986	1,355,689	5/22/1986		No
2314	LERNER	35	Lernco, Inc.		7/21/1986	1,386,464	7/21/1986		No
14792	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8148	NY & CO AND DESIGN	3, 16, 25	Lernco, Inc.	00 3015839	3/21/2000	00 3015839	3/21/2000		No

Country:	Gaza District

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
7161	LERNER NEW YORK	35	Lernco, Inc.	4,904	7/24/1997	4,904	6/3/1998		No
7160	LERNER NEW YORK	25	Lernco, Inc.	4,903	7/24/1997	4,903	6/3/1998		No
8078	NY & CO AND DESIGN	25	Lernco, Inc.	6,992	3/30/2000	6,992	8/4/2001		No
8079	NY & CO AND DESIGN	35	Lernco, Inc.	6,993	3/30/2000	6,993	8/4/2001		No
8077	NY & CO AND DESIGN	3	Lernco, Inc.	6,991	3/30/2000	6,991	8/4/2001		No

Country:	Germany

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2309	LERNER	25	Lernco, Inc.	L 29287/25 Wz	7/28/1986	1,103,100	4/3/1987		No
5244	LERNER NEW YORK	35,42	Lernco, Inc.	395 46 914.7	11/17/1995	395 46 914	7/3/1996		No
14793	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926, 844	7/19/2007		No
8141	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	300 19077.8/03	3/13/2000	300 19 077	10/16/2000		No

Country:	Greece

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2315	LERNER	25	Lernco, Inc.		7/2/1986	83,091	4/18/1989		No
14794	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No

Country:	Guatemala

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
11043	LERNER	42	Lernco, Inc.			115,671	2/21/2002		No
3907	LERNER NEW YORK	25	Lernco, Inc.		4/21/1994				No
3908	LERNER NEW YORK	42	Lernco, Inc.		4/21/1994	78,737	4/30/1996		No
14854	NEW YORK & COMPANY	25	Lernco, Inc.	2245-07	3/15/2007				No
14855	NEW YORK & COMPANY	35	Lernco, Inc.	2244-07	3/15/2007				No
9437	NY & CO AND DESIGN	3	Lernco, Inc.			108,906	1/22/2001		No
9438	NY & CO AND DESIGN	25	Lernco, Inc.			108,908	1/22/2001		No
9436	NY & CO AND DESIGN	42	Lernco, Inc.			108,877	1/19/2001		No

Country:	Haiti

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4401	LERNER NEW YORK	25	Lernco, Inc.		6/17/1994	178/105	10/15/1996		No
4402	LERNER NEW YORK	42	Lernco, Inc.		6/17/1994	179/105	10/29/1996		No
8431	NY & CO AND DESIGN	42	Lernco, Inc.	316-V	3/24/2000	121/127	1/30/2001		No
8433	NY & CO AND DESIGN	25	Lernco, Inc.	315-V	3/24/2000	120/127	1/30/2001		No
8432	NY & CO AND DESIGN	3	Lernco, Inc.	322-V	3/24/2000	119/127	1/30/2001		No

Country:	Honduras

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3949	LERNER NEW YORK	42	Lernco, Inc.	2771/94	4/13/1994	1,935	1/12/1995		No
3948	LERNER NEW YORK	25	Lernco, Inc.	2770/94	4/13/1994	61,511	5/12/1995		No
8126	NY & CO AND DESIGN	3	Lernco, Inc.	5726/2000	4/10/2000	80,240	12/27/2000		No
8127	NY & CO AND DESIGN	25	Lernco, Inc.	5725/2000	4/10/2000	80,064	12/13/2000		No
8128	NY & CO AND DESIGN	42	Lernco, Inc.	5724/2000	4/10/2000	7,341	12/27/2000		No

Country:	Hong Kong

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3623	LEARNER	25	Lernco, Inc.		9/30/1987	B781 of 1989	3/17/1989		No
966	LEARNER	42	Lernco, Inc.	12445/1995	10/4/1995	B10848/1997	11/5/1997		No
14820	NEW YORK & COMPANY	3, 14, 18, 25, 35	Lernco, Inc.	300790885	1/4/2007				No
7979	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	5222/2000	4/4/2003	300126116AA	12/29/2003		No

Country:	Hungary

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2316	LERNER	25,42	Lernco, Inc.		5/26/1986	126,001	2/6/1987		No
14795	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8107	NY & CO AND DESIGN	3, 25, 42	Lernco, Inc.	M0001545	3/17/2000	172,142	9/23/2002		No

Country:	India

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3903	LERNER NEW YORK	25	Lernco, Inc.	625,620	4/19/1994	625,620	7/15/2003		No
11759	LERNER NEW YORK	35	Lernco, Inc.	1,236,592	9/15/2003	1,236,592	12/26/2005		No
14822	NEW YORK & COMPANY	3, 14, 18, 25, 35	Lernco, Inc.	1,523,588	1/15/2007				No
13482	NY & CO AND DESIGN	35	Lernco, Inc.	1,250,055	11/17/2003	1,250,055	12/29/2005		No
8498	NY & CO AND DESIGN	25	Lernco, Inc.	912,079	3/24/2000				No
8499	NY & CO AND DESIGN	3	Lernco, Inc.	912,077	3/24/2000	912,077	10/21/2005		No
8500	NY & CO AND DESIGN	16	Lernco, Inc.	912,078	3/24/2000	912,078	2/2/2006		No

Country:	Indonesia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
7599	LERNER	25	Lernco, Inc.	D96-9111	5/7/1996	380,327	8/15/1997		No
12186	LERNER NEW YORK	35	Lernco, Inc.	J00-2004-05091-05134	3/1/2004	IDM000050333	9/14/2005		No
14861	NEW YORK & COMPANY	35	Lernco, Inc.	J00-2007-001249	1/15/2007				No
14862	NEW YORK & COMPANY	25	Lernco, Inc.	D00-2007-001248	1/15/2007				No
8147	NY & CO and Design	35	Lernco, Inc.	J00-5127	5/29/2000	477,684	5/25/2001		No
8125	NY & CO AND DESIGN	25	Lernco, Inc.	D00-5126	5/29/2000	477,683	5/25/2001		No
8113	NY & CO AND DESIGN	3	Lernco, Inc.	D00-5125	5/29/2000	481,085	6/21/2001		No

Country:	Ireland

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4456	LERNER NEW YORK	25	Lernco, Inc.	94/3591	6/14/1994	161,697	11/23/1995		No
7346	LERNER NEW YORK	42	Lernco, Inc.	95/3611	7/1/1996	205,951	7/7/1999		No
7348	LERNER NEW YORK	16, 41	Lernco, Inc.	98/3073	7/28/1998	210,091	4/27/2000		No
14796	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7952	NY & CO AND DESIGN	3, 25, 35, 39	Lernco, Inc.	2000/00926	3/20/2000	222,496	9/11/2002		No

Country:	Israel

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3918	LERNER NEW YORK	25	Lernco, Inc.	92,118	4/12/1994	92,118	5/1/1996		No
3919	LERNER NEW YORK	42	Lernco, Inc.	92,119	4/12/1994	92,119	5/1/1996		No
8222	NY & CO AND DESIGN	25	Lernco, Inc.	136,076	3/21/2000	136,076	9/5/2001		No
8221	NY & CO AND DESIGN	3	Lernco, Inc.	136,075	3/21/2000	136,075	9/5/2001		No
8223	NY & CO AND DESIGN	35	Lernco, Inc.	136,077	3/21/2000	136,077	9/5/2001		No

Country:	Italy

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2318	LERNER	25, 42	Lernco, Inc.		7/4/1986	762,332	3/18/1987		No
14797	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7974	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	MI2000C003247	3/21/2000				No

Country:	Jamaica

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg.Dt	Allow. Dt	ITU
10497	NY & CO AND DESIGN	35	Lernco, Inc.	41,390	10/12/2001	41,390	5/16/2003		No
8143	NY & CO and Design	16	Lernco, Inc.	16/3001	3/16/2000	38,708	5/15/2002		No
8144	NY & CO and Design	25	Lernco, Inc.	25/2269	3/16/2000	38,769	6/11/2002		No
8142	NY & CO and Design	3	Lernco, Inc.	3/4078	3/16/2000	38,732	5/14/2002		No

Country:	Japan

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2319	LERNER	17	Lernco, Inc.		5/15/1986	2,114,688	2/21/1989		No
1216	LERNER NEW YORK	35	Lernco, Inc.	73507/94	7/20/1994	3,357,873	11/7/1997		No
4484	LERNER NEW YORK	39	Lernco, Inc.	73508/94	7/20/1994	3,352,532	10/17/1997		No
14798	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7986	NY & CO AND DESIGN	35	Lernco, Inc.	2000-038466	3/22/2000	4,477,894	5/25/2001		No
7987	NY & CO AND DESIGN	25	Lernco, Inc.	2000-038465	3/22/2000	4,446,389	1/19/2001		No

Country:	Jordan

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4518	LERNER NEW YORK	25	Lernco, Inc.	35,872	8/15/1994	35,872	6/29/1995		No
8434	LERNER NEW YORK	42	Lernco, Inc.	61,905	5/11/2000	61,905	10/27/2002		No
14945	NEW YORK & COMPANY	18	Lernco, Inc.		7/19/2007				No
14942	NEW YORK & COMPANY	25	Lernco, Inc.		7/19/2007				No
14943	NEW YORK & COMPANY	42	Lernco, Inc.		7/19/2007				No
14944	NEW YORK & COMPANY	3	Lernco, Inc.		7/19/2007				No
8488	NY & CO AND DESIGN	42	Lernco, Inc.	61,448	5/11/2000	61,448	9/15/2002		No
8489	NY & CO AND DESIGN	3	Lernco, Inc.	57,894	5/11/2000	57,894	12/10/2001		No
8490	NY & CO AND DESIGN	25	Lernco, Inc.	57,893	5/11/2000	57,893	12/10/2001		No

Country:	Kenya

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14799	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No

Country:	Kuwait

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4656	LERNER	25	Lernco, Inc.	29,447	9/26/1994	27,144	12/16/1997		No
11050	NY & CO AND DESIGN	3	Lernco, Inc.	47,028	6/21/2000	44,249	5/7/2003		No
11051	NY & CO AND DESIGN	35	Lernco, Inc.	47,029	6/21/2000	44,248	5/7/2003		No
8458	NY & CO. AND RECTANGULAR DESIGN	25	Lernco, Inc.	47,030	6/21/2000	44,247	5/5/2003		No

Country:	Lesotho

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
13016	LERNER	3, 25, 35	Lernco, Inc.	LS/M/04/00157	1/21/2004	LS/M/04/00157	7/19/2005		No
12696	NEW YORK & COMPANY	3, 25, 35	Lernco, Inc.	LS/M/04/00156	1/21/2004	LS/M/04/00156	7/19/2005		No

Country:	Macao

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3994	LERNER NEW YORK	42	Lernco, Inc.	13.527-M	4/18/1994	13.527-M	4/12/1995		No
3993	LERNER NEW YORK	25	Lernco, Inc.	13.526-M	4/18/1994	13.526-M	4/12/1995		No

Country:	Madagascar

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12028	LERNER	3, 25, 35	Lernco, Inc.	2004/0058	2/13/2004	6,210	1/3/2005		No
12029	NEW YORK & COMPANY	3, 25, 35	Lernco, Inc.	2004/0059	2/13/2004	6,209	1/3/2005		No

Country:	Malaysia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
7008	LERNER NEW YORK	35	Lernco, Inc.	97/18386	12/1/1997	97018386	3/30/2002		No
4009	LERNER NEW YORK	25	Lernco, Inc.	94/07748	8/27/1994	94/07748	10/11/1996		No
3335	LERNER NEW YORK	3	Lernco, Inc.	97/09744	7/18/1997				No
8510	NY & CO AND DESIGN	3	Lernco, Inc.	2000/05121	4/25/2000				No
8511	NY & CO AND DESIGN	25	Lernco, Inc.	2000/05122	4/25/2000				No
8512	NY & CO AND DESIGN	35	Lernco, Inc.	2000/05123	4/25/2000				No

Country:	Mauritius

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2324	LERNER	25	Lernco, Inc.		6/19/1986	A/27 No. 112	10/30/1986		No
10756	NY & CO AND DESIGN	3, 16, 25	Lernco, Inc.		4/6/2000	A/47 No. 235	2/25/2002		No

Country:	Mexico

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14627	LERNER	35	Lernco, Inc.	790,485	6/23/2006	957,595	10/13/2006		No
14628	LERNER	25	Lernco, Inc.	790,486	6/23/2006	946,937	7/31/2006		No
14860	NEW YORK & COMPANY	35	Lernco, Inc.	835,242	2/9/2007	976,631	3/14/2007		No
14859	NEW YORK & COMPANY	25	Lernco, Inc.	835,240	2/9/2007				No
8145	NY & CO AND DESIGN	42	Lernco, Inc.	419,339	4/4/2000	665,781	7/27/2000		No
8101	NY & CO AND DESIGN	3	Lernco, Inc.	419,324	4/4/2000	658,030	5/31/2000		No
11503	NY & CO NEW YORK & COMPANY AND DESIGN	25	Lernco, Inc.	602,178	5/23/2003				No
11534	NY & CO NEW YORK & COMPANY AND DESIGN	3	Lernco, Inc.	604,054	6/5/2003	801,098	7/23/2003		No

Country:	Monaco

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4562	LERNER NEW YORK	25,35	Lernco, Inc.	15,598	7/13/1994	R94-15547	9/15/1994		No
8204	NY & CO AND DESIGN	3, 16, 25	Lernco, Inc.	21707	4/25/2000	00.21473	6/20/2000		No

Country:	Mongolia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12001	LERNER	3, 25, 35	Lernco, Inc.	4,922	1/16/2004	4,557	1/16/2004		No
12002	NEW YORK & COMPANY	3, 25, 35	Lernco, Inc.	4,923	1/16/2004	4,870	1/16/2004		No

Country:	Morocco

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4509	LERNER NEW YORK	25,42	Lernco, Inc.		7/25/1994	54,393	7/25/1994		No
14800	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7936	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	72,818	3/20/2000	72,818	6/28/2000		No

Country:	Nepal

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
5444	LERNER NEW YORK		Lernco, Inc.			11520/052	4/11/1996		No
5443	LERNER NEW YORK		Lernco, Inc.			11519/052	4/11/1996		No
5442	LERNER NEW YORK		Lernco, Inc.			11518/052	4/11/1996		No
1287	LERNER NEW YORK		Lernco, Inc.			11377/052	2/16/1996		No
9090	NY AND CO.	25	Lernco, Inc.			15414/057	6/15/2000		No

Country:	New Zealand

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4608	LERNER NEW YORK	25	Lernco, Inc.	238,130	6/21/1994	238,130	4/15/1997		No
4609	LERNER NEW YORK	42	Lernco, Inc.	238,131	6/21/1994	238,131	4/15/1997		No
8053	NY & CO AND DESIGN	3	Lernco, Inc.	610,336	3/14/2000	610,336	9/14/2000		No
8054	NY & CO AND DESIGN	25	Lernco, Inc.	610,337	3/14/2000	610,337	9/14/2000		No
8055	NY & CO AND DESIGN	35	Lernco, Inc.	610,338	3/14/2000	610,338	9/14/2000		No

Country:	Nicaragua

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4676	LERNER	25	Lernco, Inc.		10/3/1994	27,890	3/7/1995		No
4677	LERNER NEW YORK	42	Lernco, Inc.		10/3/1994	28,498	5/4/1995		No
8198	NY & CO AND DESIGN	25	Lernco, Inc.	2000/01852	4/27/2000	51,053	9/11/2001		No
8203	NY & CO AND DESIGN	42	Lernco, Inc.	2000/01853	4/27/2000	51,052	9/11/2001		No
8201	NY & CO AND DESIGN	3	Lernco, Inc.	2000/01851	4/27/2000	51,054	9/11/2001		No

Country:	Norway

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2327	LERNER	25,42	Lernco, Inc.		4/11/1986	129,602	7/23/1987		No
14801	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8139	NY & CO AND DESIGN	3, 25, 35, 39	Lernco, Inc.	200003114	3/15/2000	206,761	2/1/2001		No

Country:	Oman

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
8268	NY & CO AND DESIGN	3	Lernco, Inc.	22,476	5/15/2000	22,476	6/12/2004		No
8271	NY & CO AND DESIGN	42	Lernco, Inc.	22,479	5/15/2000	22,479	6/12/2004		No
8270	NY & CO AND DESIGN	35	Lernco, Inc.	22,478	5/15/2000	22,478	6/12/2004		No
8269	NY & CO AND DESIGN	25	Lernco, Inc.	22,477	5/15/2000	22,477	8/1/2004		No

Country:	Pakistan

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
8138	NY & CO AND DESIGN	25	Lernco, Inc.	161,735	3/21/2000				No
12469	NY & CO AND DESIGN	35	Lernco, Inc.	201,229	9/21/2004				No
8133	NY & CO AND DESIGN	16	Lernco, Inc.	162,207	4/13/2000	162,207	12/28/2006		No
8137	NY & CO AND DESIGN	3	Lernco, Inc.	161,736	3/21/2000				No

Country:	Panama

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2328	LERNER	42	Lernco, Inc.		3/10/1987	43,689	11/24/1987		No
2331	LERNER	25	Lernco, Inc.		3/11/1987	43,695	11/24/1987		No
2330	LERNER	18	Lernco, Inc.		3/10/1987	43,691	11/24/1987		No
2329	LERNER	14	Lernco, Inc.		3/10/1987	43,690	11/24/1987		No
8880	NY & CO AND DESIGN	3	Lernco, Inc.	109,369	8/11/2000	109,369	10/15/2001		No
8881	NY & CO AND DESIGN	25	Lernco, Inc.	109,370	8/11/2000	109,370	3/22/2005		No
8882	NY & CO AND DESIGN	35	Lernco, Inc.	109,371	8/11/2000	109,371	10/15/2001		No

Country:	Paraguay

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2339	LERNER	35	Lernco, Inc.		6/19/1986	292,153	10/28/1986		No
2340	LERNER	25-	Lernco, Inc.		6/19/1986	292,154	10/28/1986		No
8212	NY & CO and Design	25	Lernco, Inc.	8506-2000	4/13/2000	239,104	9/10/2001		No
8211	NY & CO and Design	3	Lernco, Inc.	8507-2000	4/13/2000	239,105	9/10/2001		No
8213	NY & CO and Design	42	Lernco, Inc.	8508-2000	4/13/2000	239,106	9/10/2001		No

Country:	Peru

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
1076	LERNER NEW YORK	39	Lernco, Inc.	250,581	9/13/1994	003,318	1/18/1995		No
4381	LERNER NEW YORK	25	Lernco, Inc.	247,082	7/19/1994	11,223	11/3/1994		No
10143	LERNER NEW YORK	35	Lernco, Inc.	136,777	10/22/2001	28,269	1/16/2002		No.
14873	NEW YORK & COMPANY	25	Lernco, Inc.	310,827	4/4/2007				No
14874	NEW YORK & COMPANY	35	Lernco, Inc.	310,828	4/4/2007				No
8169	NY & CO AND DESIGN	3	Lernco, Inc.	105,816	5/9/2000	66,068	9/8/2000		No
8205	NY & CO AND DESIGN	25	Lernco, Inc.	106505-2000	5/18/2000	78,796	3/11/2002		No

Country:	Philippines

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12607	LERNER	18	Lernco, Inc.	4-2004-010623	11/9/2004				No
12788	LERNER	25	Lernco, Inc.	4-2005-000322	1/11/2005				No
12789	LERNER	42	Lernco, Inc.	4-2005-000323	1/11/2005				No
12620	LERNER	14	Lernco, Inc.	4-2005-000321	1/11/2005				No
14885	NEW YORK & COMPANY	3, 14, 18, 25, 35	Lernco, Inc.	4-2007-000374	1/11/2007				No
14483	NY & CO AND DESIGN	3,35	Lernco, Inc.	4-2006-005756	5/31/2006				No
14593	NY & CO AND DESIGN	3,42	Lernco, Inc.	4-2006-005756	5/31/2006				No
8140	NY & CO AND DESIGN	3, 25, 42	Lernco, Inc.	4-2000-002256	3/22/2000	4-2000-002256	4/28/2006		No

Country:	Poland

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4706	LERNER NEW YORK	25,39	Lernco, Inc.		7/29/1994	98,228	7/29/1994		No
14802	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8253	NY & CO AND DESIGN	3, 25, 35, 39	Lernco, Inc.	Z-216047	3/29/2000	149,292	12/15/2003		No

Country:	Portugal

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2338	LERNER	25	Lernco, Inc.	234,715	5/5/1986	234,715	10/1/1991		No
2337	LERNER	42	Lernco, Inc.	234,716	5/5/1986	234,716	12/3/1991		No
14803	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
14910	NEW YORK & COMPANY	35	Lernco, Inc.	N/28945	5/21/2007				No
14911	NEW YORK & COMPANY	25	Lernco, Inc.	N/28944	5/21/2007				No
7996	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	344,857	3/17/2000	344,857	3/22/2001		No

Country:	Puerto Rico

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14529	LERNER	14	Lernco, Inc.	69,015	6/19/2006				No
14526	LERNER	16	Lernco, Inc.	69,017	6/19/2006				No
14525	LERNER	18	Lernco, Inc.	69,018	6/19/2006				No
14530	LERNER	25	Lernco, Inc.	69,019	6/19/2006				No
2335	LERNER	14	Lernco, Inc.		7/24/1986	27,285	12/23/1986		No
5189	LERNER	14, 18, 25	Lernco, Inc.		5/15/1990	7,507	3/10/1987		No
2336	LERNER	16	Lernco, Inc.		7/24/1986	27,286	12/23/1986		No
2334	LERNER	25	Lernco, Inc.		8/28/1981	23,928-A	12/10/1981		No
11632	LERNER	35	Lernco, Inc.		6/24/2003	59,906	10/27/2004		No
10604	LERNER	42	Lernco, Inc.			7,158	4/15/1980		No
10330	LERNER	42	Lernco, Inc.			7,159	7/10/1979		No
11628	LERNER NEW YORK	3	Lernco, Inc.		6/24/2003	59,901	10/27/2004		No
11630	LERNER NEW YORK	25	Lernco, Inc.		6/24/2003	59,902	10/27/2004		No
11631	LERNER NEW YORK	35	Lernco, Inc.		6/24/2003	59,905	10/27/2004		No
11697	LERNER NY	3	Lernco, Inc.		8/29/2003				No
11696	LERNER NY	35	Lernco, Inc.		8/29/2003	60,275	10/27/2004		No
11695	LERNER NY	25	Lernco, Inc.		8/29/2003	60,274	10/27/2004		No
11490	NEW YORK & COMPANY	35	Lernco, Inc.		5/8/2003	59,655	10/28/2004		No
11489	NEW YORK & COMPANY	25	Lernco, Inc.		5/8/2003	59,656	10/27/2004		No
11488	NEW YORK & COMPANY	3	Lernco, Inc.		5/8/2003	59,564	10/27/2004		No

Country:	Qatar

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14866	NEW YORK & COMPANY	35	Lernco, Inc.	43,198	2/12/2007				No
14865	NEW YORK & COMPANY	25	Lernco, Inc.	43,197	2/12/2007				No
8217	NY & CO AND DESIGN	35	Lernco, Inc.	22,572	4/1/2000				No
8219	NY & CO AND DESIGN	25	Lernco, Inc.	22,571	4/1/2000				No
8218	NY & CO AND DESIGN	3	Lernco, Inc.	22,570	4/1/2000				No

Country:	Romania

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3275	LERNER NEW YORK	25, 42	Lernco, Inc.	32,461	8/31/1994	24,183	8/31/1994		No
14804	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8369	NY & CO AND DESIGN	3, 25, 42	Lernco, Inc.	M 2000 01204	3/14/2000	42,317	3/14/2000		No

Country:	Russian Federation

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4070	LERNER NEW YORK	3, 14, 18, 25, 42	Lernco, Inc.	94,019,044	6/1/1994	134,936	11/24/1995		No
14805	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8105	NY & CO AND DESIGN	3, 25, 42	Lernco, Inc.	2000705692	3/15/2000	217,209	7/17/2002		No

Country:	Saudi Arabia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4580	LERNER NEW YORK	42	Lernco, Inc.	28,302	2/1/1995	364/31	12/24/1995		No
4579	LERNER NEW YORK	25	Lernco, Inc.	26,708	10/8/1994	341/66	5/29/1995		No
5009	LERNER NEW YORK	39	Lernco, Inc.	28,290	2/1/1995	364/30	12/24/1995		No
14928	NEW YORK & COMPANY	18	Lernco, Inc.	119,240	7/4/2007				No
14929	NEW YORK & COMPANY	25	Lernco, Inc.	119,241	7/4/2007				No
14927	NEW YORK & COMPANY	3	Lernco, Inc.	119,239	7/4/2007				No
14930	NEW YORK & COMPANY	35	Lernco, Inc.	119,242	7/4/2007				No
8367	NY & CO AND DESIGN	3	Lernco, Inc.	64,048	4/26/2000	742/33	8/25/2004		No
8368	NY & CO AND DESIGN	25	Lernco, Inc.	64,049	4/26/2000	742/34	8/25/2004		No
8366	NY & CO AND DESIGN	35	Lernco, Inc.	64,157	5/1/2000	572/64	5/29/2001		No

Country:	Serbia and Montenegro

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2352	LERNER	25	Lernco, Inc.		5/14/1986	32063-Z-368/86	9/5/1988		No
14806	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8042	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	Z-358/2000	4/14/2000	46,538	12/1/2003		No

Country:	Singapore

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3587	LERNER NEW YORK	25	Lernco, Inc.	10330/96	9/26/1996	T96/10330G	9/26/1996		No
6620	LERNER NEW YORK	35	Lernco, Inc.	T99/00470I	1/15/1999	T99/00470I	1/15/1999		No
3568	LERNER NEW YORK AND LADY DESIGN	42	Lernco, Inc.	448/97	1/15/1997	T97/00448E	1/15/1997		No
14807	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8005	NY & CO AND DESIGN	25	Lernco, Inc.	T00/04986A	3/28/2000	T00/04986A	3/28/2000		No
8006	NY & CO AND DESIGN	35	Lernco, Inc.	T00/04988H	3/28/2000	T00/04988H	2/13/2003		No
8004	NY & CO AND DESIGN	3	Lernco, Inc.	T00/04987Z	3/28/2000	T00/04987Z	10/28/2002		No

Country:	Slovak Republic

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14808	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8236	NY & CO AND DESIGN	3, 25, 35, 39	Lernco, Inc.	POZ 1318-2000	5/2/2000	196,141	7/16/2001		No

Country:	South Africa

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
8134	NY & CO AND DESIGN	3	Lernco, Inc.	2000/04509	3/14/2000	2000/04509	2/18/2005		No
8136	NY & CO AND DESIGN	35	Lernco, Inc.	2000/04511	3/14/2000	2000/04511	2/18/2005		No
8135	NY & CO AND DESIGN	25	Lernco, Inc.	2000/04510	3/14/2000	2000/04510	2/18/2005		No

Country:	South Korea

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2320	LERNER	36	Lernco, Inc.	86-734	5/14/1986	7,100	6/10/1987		No
2321	LERNER	45	Lernco, Inc.	86-8748	5/14/1986	143,701	7/30/1987		No
3567	LERNER NEW YORK	35, 36, 44, 45	Lernco, Inc.	93-2091	4/20/1993	32,539	7/29/1996		No
14809	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7975	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	2000-1324	3/21/2000	5,471	5/28/2002		No

Country:	Spain

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2312	LERNER	42	Lernco, Inc.	1,188,761	4/7/1987	1,188,761	10/2/1989		No
4431	LERNER NEW YORK	25	Lernco, Inc.	1,910,655	6/27/1994	1,910,655	3/5/1995		No
14810	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7995	NY & CO AND DESIGN	25	Lernco, Inc.	2,302,983	3/24/2000	2,302,983	2/5/2001		No
7991	NY & CO AND DESIGN	3	Lernco, Inc.	2,302,982	3/24/2000	2,302,982	2/5/2001		No
8124	NY & CO AND DESIGN	35	Lernco, Inc.	2,302,984	3/24/2000	2,302,984	4/20/2001		No

Country:	Sri Lanka

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2323	LERNER	42	Lernco, Inc.	51,353	5/14/1986	51,353	9/10/1990		No
2322	LERNER	25	Lernco, Inc.	51,351	5/14/1986	51,351	3/19/1992		No
14823	NEW YORK & COMPANY	35	Lernco, Inc.	137,090	1/12/2007				No
14824	NEW YORK & COMPANY	25	Lernco, Inc.	137,091	1/12/2007				No
8044	NY & CO AND DESIGN	42	Lernco, Inc.	96,998	3/23/2000	96,998	9/14/2004		No
8043	NY & CO AND DESIGN	25	Lernco, Inc.	96,999	3/23/2000	96,999	4/28/2006		No
8045	NY & CO AND DESIGN	3	Lernco, Inc.	96,996	3/23/2000				No

Country:	Sweden

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4468	LERNER NEW YORK	25, 35, 39	Lernco, Inc.	94-06793	6/29/1994	302,523	6/2/1995		No
14811	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8028	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	00-02356	3/23/2000	348,299	8/31/2001		No

Country:	Switzerland

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2304	LERNER	25	Lernco, Inc.		6/4/1986	P348,915	11/21/1986		No
3898	LERNER NEW YORK	35, 36, 39, 40, 41, 42	Lernco, Inc.	5319-1993.9	4/1/1993	409,696	5/24/1994		No
14812	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8214	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	02987/2000	3/14/2000	477,497	10/26/2000		No

Country:	Taiwan

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
1753	LERNER	25	Lernco, Inc.	85053969	10/23/1996	774,403	9/1/1997		No
1285	LERNER	18	Lernco, Inc.	85053968	10/23/1996	783,341	11/1/1997		No
2344	LERNER	5	Lernco, Inc.	78,021,889		492,681	8/1/1990		No
7883	LERNER	3	Lernco, Inc.	89007339	2/14/2000	942,268	6/1/2001		No
5295	LERNER NEW YORK	42	Lernco, Inc.	84065884	12/30/1995	91,398	6/1/1997		No
14379	NEW YORK & COMPANY	3, 35	Lernco, Inc.	95011196	3/9/2006				No
14821	NEW YORK & COMPANY	3, 14, 18, 25, 35	Lernco, Inc.	96001392	1/10/2007				No
14909	NEW YORK & COMPANY	3, 35	Lernco, Inc.		3/9/2006				No
8117	NY & CO AND DESIGN	25	Lernco, Inc.	89016388	3/27/2000	1,037,822	3/16/2003		No
8116	NY & CO AND DESIGN	35	Lernco, Inc.	89016385	3/27/2000	150,290	10/16/2001		No
8115	NY & CO AND DESIGN	3	Lernco, Inc.	89016393	3/27/2000	991,763	4/1/2002		No

Country:	Tangier	Zone

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2408	LERNER NEW YORK	25,42	Lernco, Inc.		8/18/1994	9,947	10/20/1994		No

Country:	Thailand

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2341	LERNER	25	Lernco, Inc.	309,914	6/13/1986	46,404	12/30/1986		No
14833	NEW YORK & COMPANY	25	Lernco, Inc.	651,561	1/25/2007				No
14832	NEW YORK & COMPANY	35	Lernco, Inc.	651,562	1/25/2007				No
8111	NY & CO AND DESIGN	3	Lernco, Inc.	415,518	3/28/2000	148,214	11/22/2001		No

Country:	Turkey

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2342	LERNER	25	Lernco, Inc.		6/15/1987	100,004	6/15/1987		No
12104	LERNER	35	Lernco, Inc.	2004/01334	1/21/2004	2004/01334	1/21/2004		No
12090	NEW YORK & COMPANY	25,35	Lernco, Inc.	2004/01330	1/21/2004	2004/01330	1/21/2004		No

Country:	Ukraine

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4491	LERNER NEW YORK	25, 42	Lernco, Inc.	94083022/T	8/23/1994	12,102	6/7/1999		No
14813	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8247	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	2000041478	4/11/2000	26,696	8/15/2002		No

Country:	United Arab Emirates

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14938	NEW YORK & COMPANY	35	Lernco, Inc.	97,122	7/5/2007				No
14935	NEW YORK & COMPANY	3	Lernco, Inc.	97,119	7/5/2007				No
14936	NEW YORK & COMPANY	18	Lernco, Inc.	97,120	7/5/2007				No
8501	NY & CO AND DESIGN	42	Lernco, Inc.	36,973	6/18/2000	28,862	10/15/2001		No
8502	NY & CO AND DESIGN	3	Lernco, Inc.	36,971	6/18/2000	28,860	10/15/2001		No
8503	NY & CO AND DESIGN	25	Lernco, Inc.	36,972	6/18/2000	28,861	10/15/2001		No

Country:	United Kingdom

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3913	LERNER	25	Lernco, Inc.	1,568,311	10/31/1994	1,568,311	2/16/1996		No
3914	LERNER	42	Lernco, Inc.	1,568,723	10/31/1994	1,568,723	12/29/1995		No
1812	LERNER	16	Lernco, Inc.	2,025,502	6/29/1995	2,025,502	1/3/1997		No
14814	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7907	NY & CO AND DESIGN	3, 25	Lernco, Inc.	2,225,601	3/13/2000	2,225,601	8/25/2000		No
7906	NY & CO AND DESIGN	35	Lernco, Inc.	2,225,577	3/13/2000	2,225,577	7/28/2001		No

Country:	United States

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14867	LERNER	35	Lernco, Inc.	77/152,566	4/10/2007				Yes
2349	LERNER	14, 18, 25	Lernco, Inc.	608,444	7/8/1986	1,431,895	3/10/1987		No
2350	LERNER	42	Lernco, Inc.	156,600	1/26/1978	1,122,084	7/10/1979		No
2756	LERNER AND DESIGN	42	Lernco, Inc.	193,271	11/14/1978	1,133,390	4/15/1980		No
6206	LERNER NEW YORK	35	Lernco, Inc.	474,151	4/24/1998	2,260,860	7/13/1999		No
1539	LERNER NEW YORK	42	Lernco, Inc.	703,353	7/19/1995	1,987,113	7/16/1996		No
14893	LERNER WOMAN	18, 25, 35	Lernco, Inc.	77/187,934	5/23/2007				Yes
8337	NEW YORK & COMPANY	18, 25, 36	Lernco, Inc.	76/068,009	6/12/2000	2,629,986	10/8/2002		Yes
11925	NEW YORK & COMPANY	3	Lernco, Inc.	78/349,358	1/8/2004				Yes
11936	NEW YORK & COMPANY	9, 14, 18, 20, 25, 26	Lernco, Inc.	78/349,339	1/8/2004	3,026,644	12/13/2005		No

14680	NEW YORK & COMPANY REWARDS CLUB	35	Lernco, Inc.	77/001,769	9/18/2006	Yes
12230	NY & C AND DESIGN	18,25	Lernco, Inc.	78/402,450	4/15/2004	No
13267	NY & C PLATINUM	25	Lernco, Inc.	78/631,404	5/17/2005	Yes
14900	NY & C PLATINUM AND RECTANGLE DESIGN	18	Lernco, Inc.	77/181,232	5/15/2007	Yes
14388	NY POCKET STITCHING DESIGN	25	Lernco,Inc.	78/847,002	3/27/2006	No

Country:	Uruguay

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2351	LERNER	25,42	Lernco, Inc.		5/20/1986	297,612	10/13/1987		No
7956	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	321,188	3/14/2000	321,188	10/10/2000		No

Country:	Venezuela

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4353	LERNER NEW YORK	42	Lernco, Inc.	7,936-94	6/3/1994				No
4352	LERNER NEW YORK	25	Lernco, Inc.	1994-007935	6/16/1994	P-231269	9/10/1999		No
8001	NY & CO AND DESIGN	25	Lernco, Inc.	2000-001738	2/7/2000				No
8355	NY & CO AND DESIGN		Lernco, Inc.	2000-001737	2/7/2000				No
8002	NY & CO AND DESIGN	3	Lernco, Inc.	2000-001739	2/7/2000				No

Country:	Vietnam

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3569	LERNER NEW YORK	3, 14, 18, 25, 42	Lernco, Inc.	12,936	4/24/1993	10,850	1/24/1994		No
14815	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8645	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	45,632	3/14/2000	37,733	7/11/2001		No

Country:	Virgin Islands (US)

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
7368	LERNER	42	Lernco, Inc.			6,783	4/2/1996		No
2761	LERNER	14, 18, 25	Lernco, Inc.		4/2/1996	6,379	4/2/1996		No
10732	LERNER AND DESIGN	42	Lernco, Inc.			6,784	3/17/1986		No

Country:	West Bank

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
7154	LERNER NEW YORK	35	Lernco, Inc.	5,510	8/30/1997	5,510	9/11/2001		No
7153	LERNER NEW YORK	25	Lernco, Inc.	5,509	8/30/1997	5,509	9/11/2001		No
8725	NY & CO AND DESIGN	35	Lernco, Inc.	8,057	4/5/2000	8,057	12/1/2004		No
8723	NY & CO AND DESIGN	3	Lernco, Inc.	8,056	4/5/2000	8,056	12/1/2004		No
8724	NY & CO AND DESIGN	25	Lernco, Inc.	8,058	4/5/2000	8,058	12/1/2004		No

Country:	WIPO

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14782	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No

Country:	Zimbabwe

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
8207	NY & CO AND DESIGN	25	Lernco, Inc.	376/2000	3/28/2000	376/2000	10/7/2002		No
7950	NY & CO AND DESIGN	3	Lernco, Inc.	375/2000	3/28/2000	375/2000	10/7/2002		No
8206	NY & CO AND DESIGN	35	Lernco, Inc.	377/2000	3/28/2000	377/2000	10/7/2002		No

Trademarks

Country:	United States

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14906	JASCLUB	35	Jasmine Company, Inc.	77/193,913	5/31/2007				Yes
14753	JASMINESOLA	3	Jasmine Company, Inc.	77/025,204	10/19/2006				Yes
14078	JASMINESOLA	35	Jasmine Company, Inc.	78/543,879	1/7/2005	3,111,420	7/4/2006		No
14080	JASMINESOLA	35	Jasmine Company, Inc.	78/547,849	1/14/2005				Yes
14079	JASMINESOLA	14, 18, 25	Jasmine Company, Inc.	78/547,059	1/13/2005	3,156,359	10/17/2006		No
14752	JASMINESOLA AND DESIGN	3	Jasmine Company, Inc.	77/025,225	10/19/2006				Yes

1

SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS, that LERNCO, INC. (“Debtor”), having an office at 450 West 33rd Street, New York, New York 10001 hereby appoints and constitutes, severally, WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (“Secured Party”), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Debtor:

1.     Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Secured Party, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Debtor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

2.     Execution and delivery of any and all documents, statements, certificates or other papers which Secured Party, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

This Power of Attorney is made pursuant to the Amended and Restated Collateral Assignment of Trademarks, dated of even date herewith, between Debtor and Secured Party (the “Security Agreement”) and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all “Obligations”, as such term is defined in the Security Agreement, are paid in full and the Security Agreement is terminated in writing by Secured Party.

Dated: August 22, 2007	LERNCO, INC.

	By:	/s/ Ronald W. Ristau

	Title:	President

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this 22 day of August 2007, before me personally came Ronald Ristau, to me known, who being duly sworn, did depose and say, that he is the President of LERNCO, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

/s/ Doris M. Arroyo
Notary Public
DORIS M. ARROYO
Notary Public, State of New York
No. 41-4876603
Qualified in Queens County
Cert. Filed in New Yolk County
Commission Expires December 15, 2010